EXHIBIT 99.1

           CAUTIONARY STATEMENT REGARDING RISKS AND UNCERTAINTIES
                 RELATING TO OUR FORWARD-LOOKING STATEMENTS
                     ---------------------------------

     We caution readers that the important factors set forth below, as well as factors discussed in other documents filed by us with the Securities and Exchange Commission, among others, could cause our actual results to differ materially from statements contained in this report, our future filings with the Securities and Exchange Commission, our press releases and oral statements made by or on behalf of our Company.

     Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The words "estimate", "project", "anticipate", "expect", "intend", "believe", "target", "potential", "outlook" and similar expressions are intended to identify forward-looking statements. Among these statements are those concerning

     o our revenues, earnings and earnings per share for the year 2001 and subsequent periods,

     o    our anticipated growth and business strategies,

     o    our expected growth in international markets,

     o    our ability to expand into new markets such as HDTV towers,

     o anticipated trends and conditions in the telecommunications industry,

     o    our future capital needs,

     o our ability to complete, on time and on budget, large scale projects, such as our Commonwealth of Pennsylvania project, where we act as a project manager, as well as a manufacturer,

     o our continued ability to decrease costs and maintain or increase our margins,

     o our liquidity and the sufficiency of our working capital and other sources of liquidity for the conduct of our business, and

     o    our ability to compete.

     Our forward-looking statements regarding these and other matters are based on certain assumptions and analyses made by us in light of our management's experience and its perception of historical trends, current conditions, and expected future developments, as well as other factors it believes are appropriate in the circumstances.

     Important factors that could cause actual results to differ materially from those implicit in our forward-looking statements include, without limitation, those discussed below.

WE DEPEND ON THE CONTINUED GROWTH IN DEMAND FOR WIRELESS AND FIBER OPTIC COMMUNICATIONS SERVICES AND THE CONTINUED ACCESS OF OUR DIRECT AND INDIRECT CUSTOMERS TO CAPITAL IN ORDER TO FUND EXPANSION. DECREASES IN THE GROWTH RATES FOR CONSUMPTION OF WIRELESS OR FIBER OPTIC COMMUNICATIONS SERVICES, THE BUILD OUT OR UPGRADING OF NETWORKS TO PROVIDE THOSE SERVICES, OR THE INABILITY FOR COMMUNICATIONS SERVICE PROVIDERS TO RAISE CAPITAL, COULD REDUCE DEMAND FOR OUR PRODUCTS AND ADVERSELY IMPACT OUR REVENUES AND OPERATING RESULTS.

     Achievement of our business objectives depends on the continued growth of the wireless and fiber optic communications industries. If these industries do not continue to grow, the demand for our products and services may not continue to develop.

     While the wireless and fiber optic communication service industries have made substantial investments in the build out of communications infrastructure since 1999, more recently companies in this sector have found it more difficult to raise capital. This difficulty, if continued, will impede the continued growth and upgrading of wireless and fiber optic communications infrastructure and could reduce demand for our products.

MANY OF OUR CUSTOMERS MAY TERMINATE CONTRACTS WITH MINIMAL OR NO PENALTY BEFORE COMPLETION, OR DELAY DELIVERY OF PREVIOUSLY PLACED ORDERS; THIS COULD ADVERSELY AFFECT OUR BACKLOG (OR "BOOKINGS"), REVENUES AND EARNINGS.

     Most of the agreements we have with our customers, including contracts we include in our backlog, allow those customers to terminate their contracts with little or no penalty or require delivery of a purchase order or similar authorization in order for us to produce and complete delivery of the relevant product or service. As a result, often the customer maintains the ability to cancel or delay, indefinitely or significantly, the delivery of products or services. When a customer cancels an order or withdraws a firm delivery date, that order is removed from our backlog. The exercise by a significant portion of our customers of these termination or deferral rights could adversely affect our backlog, revenues and earnings.

OUR INDUSTRY IS HIGHLY COMPETITIVE. COMPETITIVE PRESSURES HAVE IN THE PAST, AND COULD IN THE FUTURE ADVERSELY AFFECT OUR REVENUES AND OPERATING MARGINS.

     The telecommunications infrastructure industry is highly competitive. We face substantial competition in both the tower structures and enclosures segments of our business from established competitors, some of which have greater financial, engineering, manufacturing, and marketing resources than us. Our competitors can be expected to continue to improve the design of their products, to introduce new products with competitive prices and performance characteristics and to improve customer service. Competitive pressures caused an erosion in our operating margins in 1998 and early 1999, adversely affecting our earnings. In the future, particularly in the event of softening demand for our products, competitive pressures could necessitate price reductions, adversely affecting operating results.

     OUR BUSINESS PLAN CALLS FOR THE EXPANSION OF OUR CASA GRANDE, ARIZONA ENCLOSURE FACILITY AND THE START-UP OF OUR PEORIA, ILLINOIS POLE FACILITY. IF WE ARE UNABLE TO INITIATE PRODUCTION OR ACHIEVE EXPECTED COST LEVELS ON OUR ANTICIPATED SCHEDULE, OUR REVENUE AND OPERATING MARGINS COULD BE ADVERSELY AFFECTED.

     During 2001, we expect to complete an expansion of our Casa Grande, Arizona enclosure facility and construct and start-up a new pole facility at our Peoria, Illinois location. While we expect to experience increased costs in connection with the start-up of these facilities, we also expect these costs to decrease as we and our employees gain more experience. Delays in the expansion of our Casa Grande, Arizona facility or the start-up of the our Peoria, Illinois facility or in achieving the anticipated cost reductions could adversely affect our revenues and operating margins.

WE MAY BE UNABLE TO IMPLEMENT SUCCESSFULLY OUR GROWTH OBJECTIVES IN INTERNATIONAL MARKETS.

     Our business strategy includes increasing our international sales through increased sales and marketing activities in targeted regions, by entering into strategic alliances, joint ventures and/or other business arrangements. Our efforts to increase international sales may be adversely affected by, among other things

     o    changes in foreign import restrictions and regulations,

     o    taxes,

     o    currency exchange rates,

     o    currency and monetary transfer restrictions and regulations,

     o    changes in U.S. law affecting foreign trade, and

     o economic and political changes in the foreign nations in which our products are sold.

     One or more of these factors could have a material adverse effect on our business, financial condition or results of operations in the future.


INCREASES IN RAW  MATERIAL  COSTS COULD  ADVERSELY  IMPACT OUR GROSS PROFIT
MARGINS.

     Steel, zinc and concrete constitute a significant portion of our costs of goods sold. In the event of an increase in our costs for these products, we may not be able to pass on the increased cost by raising the prices of our products, which could have a material and adverse impact on our gross profit margins.


WE ARE DEPENDENT ON OUR SENIOR MANAGEMENT. IF WE LOSE MEMBERS OF OUR SENIOR MANAGEMENT, WE MAY NOT BE ABLE TO FIND APPROPRIATE REPLACEMENTS ON A TIMELY BASIS AND OUR BUSINESS COULD BE ADVERSELY AFFECTED.

     Our existing operations and continued future development depend to a significant extent upon the performance and active participation of certain key individuals as employees. We cannot guarantee that we will be successful in retaining the services of these, or other key personnel. If we were to lose any of these individuals, we may not be able to find appropriate replacements on a timely basis and our financial condition and results of operations could be materially adversely affected.


RISKS ASSOCIATED WITH THE OPERATION OF OUR MANUFACTURING FACILITIES MAY HAVE A MATERIAL ADVERSE EFFECT ON OUR BUSINESS.

     Our revenues are dependent on the continued operation of our various manufacturing facilities. The operation of manufacturing plants involves many risks including

     o    the breakdown, failure or substandard performance of equipment,

     o    inclement weather and natural disasters,

     o the need to comply with directives of, and maintain all necessary permits from, government agencies,

     o    raw material supply disruptions,

     o labor force shortages, work stoppages or other labor difficulties, and

     o    transportation interruptions.

     The occurrences of material operational problems, including but not limited to the above events, may have a material adverse effect on the productivity and profitability of a particular manufacturing facility, or with respect to various facilities of our company as a whole, during the period of the operational difficulties.


FUTURE DOMESTIC OR INTERNATIONAL LEGISLATION OR REGULATORY ACTIONS RELATING TO WIRELESS COMMUNICATIONS SERVICES OR TELECOMMUNICATIONS COULD NEGATIVELY IMPACT TOWER SALES.

     Concern over tower proliferation has grown in recent years, and as a result certain communities have placed restrictions on new tower construction or have delayed granting permits required for construction. These concerns could result in our customers not being able to place all of the towers currently anticipated.

     We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the release of such statements or to reflect the occurrence of unanticipated events.